UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

SANTA FE ENERGY TRUST

(Exact name of registrant as specified in its charter)

Texas	1-11450	76-6081498
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

JPMorgan Chase Bank, Trustee

Institutional Trust Services

700 Lavaca

Austin, Texas 78701

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (512) 479-2562

None

(Former name or former address, if changed since last report)

Item 7.                                                         Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is furnished herewith:

99.1                           Press release dated July 30, 2004.

Item 12.                                                  Results of Operations and Financial Condition.

On July 30, 2004, Santa Fe Energy Trust issued a press release announcing the trust income distribution for the operating quarter ended June 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 12 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE ENERGY TRUST
(Registrant)

By: JPMorgan Chase Bank, Trustee

	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President & Trust Officer

Date: July 30, 2004

EXHIBIT INDEX

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release dated July 30, 2004.